                                                                     EXHIBIT 1.7











                            THORNBURG MORTGAGE, INC.









                                5,400,000 Shares
                                  Common Stock
                                ($0.01 Par Value)



                             UNDERWRITING AGREEMENT











                                February 12, 2002

                                                               February 12, 2002


UBS WARBURG LLC
A.G. EDWARDS & SONS, INC.
U.S. BANCORP PIPER JAFFRAY INC.

as representatives of the several underwriters, c/o UBS Warburg LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

         Thornburg Mortgage, Inc., a Maryland corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule A annexed
                                                        -----------
hereto (the "Underwriters"), for whom UBS Warburg LLC ("UBS Warburg"), A.G. Edwards & Sons, Inc. and U.S. Bancorp Piper Jaffray Inc. are acting as representatives, an aggregate of 5,400,000 shares (the "Firm Shares") of common stock, $0.01 par value (the "Common Stock"), of the Company. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 810,000 shares of Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

         The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Securities Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3, (File No. 333-61966) including a prospectus (the "Registration Statement"), with respect to the Shares, which amends pursuant to Rule 429 of the Securities Act, the Company's earlier registration statement on Form S-3 (File No. 333-16799) (the "Prior Registration Statement") and which incorporates by reference documents which the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"). The Company has prepared a prospectus supplement (the "Prospectus Supplement") to the prospectus included as part of the Registration Statement setting forth the terms of the offering, sale and plan of distribution of the Shares and additional information concerning the Company and its business. Except where the context otherwise requires, the Registration Statement and the Prior Registration Statement, as amended when each became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act, are herein called the "Registration Statements," and the prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as supplemented by the Prospectus Supplement, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second Business Day (as defined below) following the date of this Underwriting Agreement (the "Agreement") (or on such other day as the parties may mutually agree), is herein called the "Prospectus." Any reference herein to the Registration Statements, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statements and the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statements, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data

Gathering Analysis and Retrieval System ("EDGAR"), and such copy shall be identical in content to any Prospectus delivered to the Underwriters for use in connection with the offering of the Shares.

         The Company and the Underwriters agree as follows:

            1.  Sale and Purchase. Upon the basis of the warranties and
                -----------------
representations and subject to the terms and conditions herein set forth, the Company agrees toissue and sell the Firm Shares to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the respective number of Firm Shares (subject to such adjustment as UBS Warburg may determine to avoid fractional shares) set forth opposite the name of such Underwriter in Schedule A annexed hereto at a purchase price of $18.343 per
               ----------
Share. The Company is advised by UBS Warburg that the Underwriters intend (i) to make a public offering of the Shares as soon as the Underwriters deem advisable after this Agreement has been executed and delivered and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as they may determine.

     In addition, the Company hereby grants to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company ratably in accordance with the number of Firm Shares to be purchased by each of them (subject to such adjustment as UBS Warburg shall determine to avoid fractional shares), all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. This option may be exercised by UBS Warburg on behalf of the several Underwriters at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase
                    --------  -------
shall not be (i) earlier than the time of purchase (as defined below) or (ii) later than the tenth Business Day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the
                                         ----------
aggregate number of Firm Shares (subject, in each case, to such adjustment as UBS Warburg may determine to eliminate fractional shares). As used herein "Business Day" shall mean a day on which the New York Stock Exchange (the "NYSE") is open for trading or commercial banks in the City of New York are open for business.

            2.  Payment and Delivery. Payment of the purchase price for the Firm
                --------------------
 Shares shall be made to the Company by federal funds wire transfer against delivery of the certificates for the Firm Shares to UBS Warburg through the facilities of the Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on February 19, 2002 (unless another time shall be agreed to by UBS Warburg and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are actually made is herein sometimes called the "time of purchase." Certificates for the Firm Shares shall be delivered to UBS Warburg, through the facilities of
 DTC, in definitive form in such names and in such denominations as UBS Warburg shall specify no later than the second Business Day preceding the time of purchase.For the purpose of expediting the checking of the certificates for the Firm Shares by UBS Warburg, the Company agrees to make such certificates available to UBS Warburg for such purpose at least one full Business Day preceding the time of purchase.

     Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to UBS Warburg, through the facilities of DTC, in definitive form in such names and in such denominations as UBS Warburg shall specify no later than the second Business Day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by UBS Warburg, the Company agrees to make such certificates available to UBS Warburg for such purpose at least one full Business Day preceding the additional time of purchase.

            3.  Representations and Warranties of the Company. The Company and,
                ---------------------------------------------
where applicable, the Manager (as defined below) represent and warrant to each of the Underwriters that:

            (a) The Company meets the requirements for use of Form S-3 under the Securities Act. The Registration Statements have been filed with the Commission and have been declared effective under the Securities Act. The Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of the Registration Statements, or threatening or instituting proceedings for that purpose. Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statements or the Prospectus or to be filed as exhibits to the Registration Statements have been so described or filed. The Prospectus Supplement has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Securities Act on or before the second Business Day following the date of this Agreement or on such other day as the parties may mutually agree. Copies of the Registration Statements and the Prospectus, any amendments or supplements thereto and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement (including one fully executed copy of each of the Registration Statements and of each amendment thereto for the Underwriters) have been delivered to the Underwriters and their counsel. Neither the Company nor the Manager has distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statements, the Prospectus or any other materials, if any, permitted by the Securities Act.

            (b) Each part of the Registration Statements, when such part became or becomes effective or was or is filed with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the time of purchase and, if applicable, at the additional time of purchase, conformed or will conform in all material respects with the requirements of the Securities Act. Each part of the Registration Statements, when such part became or becomes effective or was or is filed with the Commission, did not or will not contain an untrue statement of a material fact or when it omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the time of purchase and, if applicable, at the additional time of purchase, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing shall not apply to statements in, or omissions from, any such document in reliance upon, and in conformity with, written information concerning the Underwriters that was furnished in writing to the Company by UBS Warburg, on behalf of the several Underwriters, specifically for use in the preparation thereof.

            (c) The documents incorporated by reference in the Registration Statements, the Prospectus or any amendment or supplement thereto, when they became or become effective under the Securities Act or were or are filed with the Commission under the Securities Act or the Exchange Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.

            (d) The consolidated financial statements of the Company and the Subsidiaries (as defined below), together with the related schedules and notes thereto, set forth or included or incorporated by reference in the Registration Statements and Prospectus fairly present the financial condition of the Company and the

Subsidiaries as of the dates indicated and the results of operations, changes in financial position, shareholders' equity and cash flows for the periods therein specified are in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). The selected financial and statistical data included or incorporated by reference in the Registration Statements and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. Any pro forma financial statements of the Company and the Subsidiaries, and the related notes thereto, included or incorporated by reference in the Registration Statements and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. No other financial statements are required to be set forth or to be incorporated by reference in the Registration Statements or the Prospectus under the Securities Act.

            (e) The Prospectus delivered to the Underwriters for use in connection with this offering will be identical to the version of the Prospectus created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.

            (f) The Company has been duly formed and incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction, each of which is listed on Schedule B annexed
                                                             ----------
hereto, in which its ownership or lease of property or assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, assets, properties, prospects, financial condition or results of operation of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect"), and has full corporate power and authority necessary to own, hold, lease and/or operate its assets and properties, to conduct the business in which it is engaged and as described in the Prospectus and to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The Company is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions. Complete and correct copies of the articles of incorporation and of the bylaws of the Company and all amendments thereto have been delivered to UBS Warburg and, except as set forth in the exhibits to the Registration Statements, no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if applicable, the additional time of purchase.

            (g) The Company has no "subsidiaries" (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act) other than Thornburg Mortgage Funding Corporation ("Funding I"), Thornburg Mortgage Acceptance Corporation ("Acceptance I"), Thornburg Mortgage Home Loans, Inc. ("TMHL"), Thornburg Mortgage Funding Corporation II ("Funding II") and Thornburg Mortgage Acceptance Corporation II ("Acceptance II") (each a "Subsidiary" and, collectively, the "Subsidiaries"). Each of the Subsidiaries has been duly formed and incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction, each of which is listed on Schedule C annexed hereto, in which its ownership or lease of property
          ----------
or assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect, and has full corporate power and authority necessary to own, hold, lease and/or operate its assets and properties, to conduct the business in which it is engaged and as described in the Prospectus and to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Each of the Subsidiaries is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions. Complete and correct copies of the certificates of incorporation and of the bylaws of the Subsidiaries and all amendments thereto have been delivered to UBS Warburg and, except as set forth in the exhibits to the Registration Statements, no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if applicable, the additional time of purchase.

            (h) Other than the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, and are wholly owned by the Company, directly or through TMHL, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or other equity or adverse claims. The Company directly owns 100% of each of Funding I, Acceptance I and TMHL. Funding II and Acceptance II are wholly owned by TMHL. No options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

            (i) Thornburg Mortgage Advisory Corporation (the "Manager") has
been duly formed and incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction, each of which is listed on Schedule D annexed hereto, in which its ownership or
                           ----------
lease of property or assets or the conduct of its business requires such qualification, and has full corporate power and authority necessary to own, hold, lease and/or operate its assets and properties, to conduct the business in which it is engaged and as described in the Prospectus and to enter into this Agreement, and the Manager is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions. Complete and correct copies of the certificate of incorporation and of the bylaws of the Manager and all amendments thereto have been delivered to UBS Warburg and no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if applicable, the additional time of purchase. The Manager has no "subsidiaries" (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act).

            (j) TMA Mortgage Funding Trust I and TMA Mortgage Funding
Trust II (collectively, the "Trusts") have each been duly formed and are validly existing as business trusts under the Delaware Business Trust Act, in good standing under the laws of Delaware, with full authority to perform all functions (i) which business trusts are authorized to perform and (ii) which are described in the Prospectus. The trustee for each of the Trusts is the Wilmington Trust Company.

            (k) Neither the Company, any of the Subsidiaries, any of the
Trusts nor the Manager is in breach of, or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach of, or constitute a default under), (i) their respective charters, bylaws or organizational documents, as the case may be, or (ii) any obligation, agreement, covenant or condition contained in any contract, license, repurchase agreement, management agreement, indenture, mortgage, deed of trust, bank loan or credit agreement, note, lease or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, any of the Subsidiaries, any of the Trusts or the Manager is a party or by which the Company, the Subsidiaries, the Trusts, the Manager or any of their respective assets or properties may be bound or affected. Except as set forth in Schedule E annexed
                                                            ----------
hereto, to the best knowledge of the Company and the Manager, no other party under any contract or other agreement to which the Company or any of the Subsidiaries is a party is in default in any respect thereunder. The execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of, or constitute a default under), (i) any provision of the charter, bylaws or organizational documents, as the case may be, of the Company, any of the Subsidiaries, any of the Trusts or the Manager, (ii) any provision of any contract, license, repurchase agreement, management agreement, indenture, mortgage, deed of trust, bank loan or credit agreement, note, lease or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, any of the Subsidiaries, any of the Trusts or the Manager is a party or by which the Company, any of the Subsidiaries, any of the Trusts or the Manager, or any of their respective assets or properties may be bound or affected, or, with respect to the Manager, which would have a material adverse effect on the ability of the Manager to perform its obligations under the Management Agreement (as defined below), or
(iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries.

            (l) As of September 30, 2001, as of the date of this Agreement and as of the time of purchase, the Company had, has or will have an authorized, issued and outstanding capitalization as set forth under the headings "Historical," "As adjusted for the November 2001 offering" and "As further adjusted for this offering," respectively, in the section of the Prospectus Supplement entitled "Capitalization." All of the issued and outstanding shares of capital stock, including the Shares of the Company, have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right.

            (m) This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles and (ii) the indemnification and contribution provisions of
Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

            (n) The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statements and Prospectus and such description conforms to the rights set forth in the instruments defining the same. The certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders.

            (o) The Shares have been duly and validly authorized by the Company for issuance and sale pursuant to this Agreement and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and will be registered pursuant to Section 12 of the Exchange Act.

            (p) No approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transaction contemplated hereby other than (i) registration of the Shares under the Securities Act, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, or
(iii) such approvals as have been obtained in connection with the approval of the listing of the Shares on the NYSE.

            (q) No person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act (each, a "Person"), has the right, contractual or otherwise, to cause the Company to issue to it any shares of capital stock or other securities of the Company upon the issue and sale of the Shares to the Underwriters hereunder, nor does any Person have preemptive rights, co-sale rights, rights of first refusal or other rights to purchase or subscribe for any of the Shares or any securities or obligations convertible into or exchangeable for, or any contracts or commitments to issue or sell any of, the Shares or any options, rights or convertible securities or obligations, other than those that have been expressly waived prior to the date hereof.

            (r) PricewaterhouseCoopers LLP and McGladrey & Pullen, LLP, whose reports on the consolidated financial statements of the Company are filed with the Commission as part of the Registration Statements and Prospectus, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act.

            (s) Each of the Company, the Subsidiaries, the Trusts and the Manager has all necessary licenses, permits, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary permits, authorizations, consents and approvals from other Persons, in order to conduct its business as described in the Prospectus. Each of the Company, the Subsidiaries, the Trusts and the Manager has obtained all accreditation or certification required by any applicable law from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in the Prospectus. Neither the Company, any of the Subsidiaries, any of the Trusts nor the Manager is in violation of, or in default under, any such license, permit, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company, any of the Subsidiaries, any of the Trusts or the Manager.

            (t) The descriptions in the Registration Statements and the Prospectus of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statements or the Prospectus or to be filed as exhibits to the Registration Statements which are not described or filed as required. All agreements between the Company, any of the Subsidiaries, any of the Trusts or the Manager, as the case may be, and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company, the Subsidiaries, the Trusts or the Manager, as the case may be, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles.

            (u) There are no actions, suits, claims, investigations, inquiries or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company, any of the Subsidiaries, any of the Trusts or the Manager or any of their respective officers or directors is a party or of which the properties or other assets of any such entity is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order.

            (v) During the period of at least the last 24 calendar months prior to the date of this Agreement, the Company has timely filed with the Commission all documents and other material required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. During the period of at least the last 36 calendar months preceding the filing of the Registration Statements, the Company has filed all reports required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. As of the date of this Agreement, the aggregate market value of the Company's voting stock held by nonaffiliates of the Company was equal to or greater than $150 million.

            (w) Except as disclosed in the Prospectus (excluding any disclosure contained in any amendment or supplement to, or incorporated by reference into, the Prospectus after the date of this Agreement), since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change in the condition (financial or otherwise), business, net worth, properties, assets or results of operations of the Company, the Subsidiaries and the Trusts, taken as a whole. Subsequent to the respective dates as of which information is given in the Registration Statements and the Prospectus, there has not been (i) any transaction which is material to the Company, the Subsidiaries and the Trusts, except transactions in the ordinary course of business, (ii) any obligation, direct or contingent, which is material to the Company, the Subsidiaries and the Trusts taken as a whole, incurred by the Company, the Subsidiaries or the Trusts, except obligations incurred in the ordinary course of business, (iii) any change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries, or (iv) except for regular quarterly dividends on the Common Stock and the 9.68% Cumulative Convertible Series A Preferred Stock in amounts per share that are consistent with past practice, any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock. Neither the Company, any of the Subsidiaries nor the Trusts has any material contingent obligation which is not disclosed in the Registration Statements or Prospectus.

            (x) There are no Persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statements or otherwise registered by the Company under the Securities Act.

            (y) Neither the Company nor any of the Subsidiaries has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long term leases, which defaults would have a Material Adverse Effect on the financial position of the Company or any of the Subsidiaries. Since it first became a publicly-registered entity, the Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long term leases, which defaults would have a Material Adverse Effect on the financial position of the Company or any of the Subsidiaries.

            (z) Each of the Company, the Subsidiaries, the Trusts, the Manager and each of their respective officers, directors and controlling Persons has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale of the Shares, or (ii) since the filing of the Registration Statements (except pursuant to the Company's dividend reinvestment and stock purchase plan (the "DRSPP") and the public offerings completed in the third quarter and the fourth quarter of 2001) (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

           (aa) The Shares have been approved for listing on the NYSE, subject to official notice of issuance.

           (bb) Except as set forth in Schedule F annexed hereto, neither the
                                       ----------
Company nor any of the Subsidiaries, the Trusts or affiliates (including the Manager) (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the Bylaws of the National Association of Securities Dealers ("NASD")) any member firm of the NASD.

           (cc) The Company has not relied upon the Underwriters or their legal counsel for any legal, tax or accounting advice in connection with the offering and sale of the Shares.

           (dd) Any certificate signed by any officer of the Company delivered to UBS Warburg or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

           (ee) As of the date of this Agreement, the investment portfolio (other than cash and cash equivalents) of the Company consists of adjustable-rate mortgage securities and adjustable-rate mortgage loans. As of the date of this Agreement, the derivative financial instruments held by the Company consist solely of interest rate cap agreements, interest rate options contracts and interest rate swap agreements. As of the date of this

Agreement and except as otherwise disclosed in the Prospectus, the Company has no plan or intention to materially alter its stated investment policies and operating policies and strategies, as such are described in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, including making any change to any stated investment percentages or guidelines or the stated equity-to-assets ratio currently employed by the Company, the Subsidiaries and the Trusts. The Company, the Subsidiaries and the Trusts have good and marketable title to all properties and assets owned, directly or indirectly, by the Company, the Subsidiaries and the Trusts, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects (except for any security interest, lien, encumbrance or claim that may otherwise exist under any applicable repurchase agreement), except such as do not interfere with the use made or proposed to be made of such property or asset by the Company, the Subsidiaries and the Trust. The Company, the Subsidiaries and the Trust do not own any real property. Any real property and buildings held under lease by the Company, the Subsidiaries and the Trust are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company and the Subsidiaries.

           (ff) Each of the Company, the Subsidiaries and the Trusts has filed all federal, state and foreign income and franchise tax returns required to be filed on or prior to the date hereof and has paid taxes shown as due thereon (or that are otherwise due and payable), other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles. Neither the Company nor any of the Subsidiaries nor the Manager has knowledge, after due inquiry, of any tax deficiency which has been asserted or threatened against the Company, any of the Subsidiaries or any of the Trusts. To the knowledge of the Company, the Subsidiaries, the Trusts and the Manager, there are no tax returns of the Company, the Subsidiaries or the Trusts that are currently being audited by federal, state or local taxing authorities or agencies which would have a Material Adverse Effect.

           (gg) The Company and each of the Subsidiaries and each of the Trusts owns or possesses adequate license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intellectual property rights and know-how (collectively, "Intangibles") necessary to entitle the Company, the Subsidiaries and the Trusts to conduct their business as described in the Prospectus, and the Company, the Subsidiaries and the Trusts have not received notice of infringement of or conflict with (and the Company, the Subsidiaries and the Trusts know of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could have a Material Adverse Effect.

           (hh) TMHL owns or possesses adequate and validly issued licenses, or is otherwise authorized by law, to originate loans as a mortgage lender in all states in which TMHL has originated or is currently originating loans. As of the date of this Agreement, TMHL is licensed, or is otherwise authorized by law, to originate loans in each of the jurisdictions set forth on Schedule G annexed
                                                          ----------
hereto. To the knowledge of the Company, and the Manager, all third-party service providers used, employed, hired or otherwise contracted to by the Company or any of the Subsidiaries have obtained all necessary licenses or other relevant authorization to do business in all jurisdictions in which such third-party service providers do business on behalf of the Company or the Subsidiaries.

           (ii) Each of the Company, the Subsidiaries, the Trusts and the Manager maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (jj) Each of the Company, the Subsidiaries and the Trusts is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged. Neither the Company, any of the Subsidiaries any of the Trusts nor the Manager has been refused any insurance coverage which has been sought and applied for and has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

            (kk) Neither the Company, any of the Subsidiaries, any of the Trusts nor the Manager is in violation, and has not received notice of any violation with respect to, any applicable local, state or federal environmental, safety or similar law applicable to the business of the Company, the Subsidiaries and the Trusts. Each of the Company, the Subsidiaries, the Trusts and the Manager has received all permits, licenses or other approvals required of it under applicable federal and state occupational safety and health and environmental laws and regulations to conduct its business, and each of the Company, the Subsidiaries, the Trusts and the Manager is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not, singly or in the aggregate, have a Material Adverse Effect.

            (ll) Neither the Company nor any of its Subsidiaries, Trusts or affiliates has incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to the Underwriters pursuant to this Agreement.

            (mm) There are no existing or threatened labor disputes with the employees of the Company, any of the Subsidiaries or the Manager which are likely to have individually or in the aggregate a Material Adverse Effect.

            (nn) Neither the Company nor any of the Subsidiaries or Trust nor, to the knowledge of the Company and the Manager, any employee or agent of the Company, the Subsidiaries or Trusts, has made any payment of funds of the Company or any of the Subsidiaries or Trusts or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus. No relationship, direct or indirect, exists between or among the Company, any of the Subsidiaries or Trusts or the Manager, on the one hand, and the directors, officers and stockholders of the Company, any of the Subsidiaries or Trusts or the Manager, on the other hand, which is required by the Securities Act to be described in the Registration Statements and the Prospectus that is not so described.

            (oo) The Company, for all taxable years commencing with the taxable year ended December 31, 1993, and each of the Subsidiaries, since its respective date of inception, have been, and upon the sale of the Shares will continue to be, organized and operated in conformity with the requirements for qualification and taxation of the Company as a "real estate investment trust" ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended ("Code"). The proposed method of operation of the Company, each of the Subsidiaries and the Trusts as described in the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code, and no actions have been taken (or not taken which are required to be taken) which would cause such qualification to be lost. The Company intends to continue to operate in a manner which would permit it to qualify as a REIT under the Code. The Company has no intention of changing its operations or engaging in activities which would cause it to fail to qualify, or make economically undesirable its continued qualification, as a REIT.

            (pp) Neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

            (qq) The Manager has full legal right, power and authority to perform its duties in accordance with and under the Management Agreement, dated July 15, 1999, between the Company and the Manager, as amended on October 17, 2000 (the "Management Agreement"), and to consummate the transactions contemplated therein. The Management Agreement has been duly authorized, executed and delivered by the Manager and constitutes a valid and binding agreement of the Manager, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles. To the knowledge of the Company and the Manager, there is no breach of, or default under (nor has any event occurred with which notice, lapse of time, or both would constitute a breach of, or default under), the Management Agreement by the Manager.

            (rr) No relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries or the Trusts, on the one hand, and the Manager or the directors, officers, stockholders or trustees of the Company, any of the Subsidiaries or the Trusts or the Manager, on the other hand, which is required by the rules of the NASD to be described in the Registration Statements and the Prospectus which is not so described. Except as otherwise disclosed in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries or the Trusts to or for the benefit of any of the officers or directors of the Company, any of the Subsidiaries or the Manager or any of the members of the families of any of them.

            4.  Certain Covenants of the Company. The Company hereby covenants
                --------------------------------
and agrees with each of the Underwriters that:

            (a) The Company will furnish such information as may be required and otherwise will cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as UBS Warburg may designate and maintain such qualifications in effect so long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares). The Company will promptly advise UBS Warburg of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

            (b) The Company will prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 A.M. (New York City time), on or before the second Business Day following the date of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 A.M. (New York City time) on or before the second Business Day following the date of this Agreement or on such other day as the parties may mutually agree) to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statements) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.

            (c) The Company will advise UBS Warburg immediately, confirming such advice in writing, of (i) the receipt of any comments from the Commission relating to the Registration Statements or the Prospectus or, prior to the termination of the underwriting syndicate contemplated in this Agreement, any other filing of the Company under the Securities Act or the Exchange Act, (ii) any request by the Commission for amendments or supplements to the Prospectus or, prior to the termination of the underwriting syndicate contemplated in this Agreement, the Registration Statements, or for additional information with respect thereto, (iii) the issuance by the Commission of any stop order suspending the effectiveness of any one of the Registration Statements or of any order preventing or suspending the use of the Prospectus, (iv) the suspension of the qualification of the Shares for offering or sale in any jurisdiction or (v) the initiation, threatening or contemplation of any proceedings for any of such purposes and, if the Commission or any other governmental agency or authority should issue any such order, the Company will make every reasonable effort to obtain the lifting or removal of such order as soon as possible. The Company will advise UBS Warburg promptly of any proposal to amend or supplement the Prospectus or, prior to the termination of the underwriting syndicate contemplated in this Agreement, the Registration Statements, including by filing any documents that would be incorporated therein by reference, will afford UBS Warburg a reasonable opportunity to comment on any such proposed amendment or supplement and will not file any such amendment or supplement to which UBS Warburg shall object in writing.

            (d) The Company will use its best efforts to advise UBS Warburg promptly and, if requested by UBS Warburg, will confirm such advice in writing when, prior to the termination of the underwriting syndicate contemplated in the Agreement, any post-effective amendment to any one of the Registration Statements becomes effective under the Securities Act.

            (e) The Company will furnish to UBS Warburg and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, (iii) if different than the items contained in clauses (i) and (ii) above, copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed (other than correspondence or other similar communications), and (iv) such other information as UBS Warburg may reasonably request regarding the Company or any of the Subsidiaries, in each case as soon as such communications, documents or information become available.

            (f) The Company will advise the Underwriters promptly of the happening of any event known to the Company, the Subsidiaries or the Manager within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act which would require the making of any change in the Prospectus then being used, or in the information incorporated by reference therein, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with any law. If within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act any event shall occur or condition shall exist which, in the reasonable opinion of the Company, UBS Warburg or their respective counsel, would require the making of any change in the Prospectus then being used, or in the information incorporated by reference therein, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company will promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish, at the Company's own expense, to the Underwriters and to dealers copies in such quantities and at such locations as UBS Warburg may from time to time reasonably request of an appropriate amendment to the Registration Statements or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the circumstances when it is so delivered, be misleading or so that the Prospectus will comply with the law.

            (g) The Company will make generally available to its stockholders as soon as practicable, and in the manner contemplated by Rule 158 of the Securities Act but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424(b) under the Securities Act that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

            (h) The Company will furnish to UBS Warburg a signed copy of the Registration Statements, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and such number of conformed copies of the foregoing (other than exhibits) as UBS Warburg may reasonably request.

            (i) The Company will apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

            (j) The Company will use its best efforts to furnish to UBS Warburg, not less than two Business Days before a filing with the Commission during the period referred to in paragraph (f) above, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act and during such period to file all such documents in a manner and within the time periods required by the Exchange Act.

            (k) The Company will furnish to UBS Warburg, as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two Business Days prior thereto, a copy of the latest available unaudited interim consolidated financial statements of the Company, the Subsidiaries and the Trusts which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(b) hereof.

            (l) Neither the Company, the Subsidiaries, the Trusts nor the Manager will sell, offer, contract to sell, pledge, grant any option to purchase or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement, or amend any effective registration statement under the Securities Act relating to, any shares of capital stock, or any securities convertible into, or exercisable, exchangeable or redeemable for shares of capital stock, or publicly disclose the intention to make any such offer, sale, contract to sell, pledge, disposition, filing or amendment, for a period of 90 days after the date hereof, without the prior written consent of UBS Warburg, which consent will not be unreasonably withheld. The foregoing sentence shall not apply to (i) the Shares to be sold hereunder, (ii) any shares of Common Stock issued by the Company upon the exercise of an option outstanding on the date hereof and referred to in the Prospectus, (iii) shares of Common Stock issued pursuant to the DRSPP, (iv) the grant of awards pursuant to the Company's Amended and Restated 1992 Stock Option and Incentive Plan (the "Plan") or issuances pursuant to the exercise of employee stock options or other awards, including restricted stock awards approved under an amendment to the Plan on July 17, 2001, (v) the filing of any amendment to the Registration Statements and/or any new registration statement on Form S-3 by the Company for the purpose of registering shares of Common Stock in contemplation of any "at the market" offering of such shares pursuant to Rule 415(a)(4) promulgated under the Securities Act (a "Rule 415(a)(4) Offering") following the expiration of a period of 30 days after the date hereof; provided, however, that any such filing shall be in compliance with the conditions set forth in this Section 4 or (vi) the issuance and sale of shares of Common Stock by the Company in any Rule 415(a)(4) Offering that is in compliance with all applicable securities laws and the rules and regulations of the NYSE following the expiration of a period of 45 days after the date hereof.

            (m) The Company will use its best efforts to cause each officer and director of the Company to furnish to UBS Warburg, prior to the time of purchase, a letter or letters, substantially in the form of Exhibit A attached
                                                            ---------
hereto, pursuant to which each such person shall agree not to sell, offer, contract to sell, pledge, grant any option to purchase or otherwise dispose of, directly or indirectly, any shares of capital stock, or any securities convertible into, or exercisable, exchangeable or redeemable for shares of capital stock of the Company for a period of 90 days after the date hereof, without the prior written consent of UBS Warburg. The foregoing sentence shall not apply to any shares of Common Stock sold by any such officer or director to the Company, at the current market value, as reported on the NYSE, at the time of any such sale, pursuant to a stock repurchase plan instituted by the Company and approved by the Company's Board of Directors, which is in compliance with all applicable securities laws and the rules and regulations of the NYSE.

            (n) The Company will use its best efforts to cause the Shares to be listed on the NYSE and to maintain such listing and to file with the NYSE all documents and notices required by the NYSE of companies that have securities that are listed on the NYSE.

            (o) The Company will engage and maintain, at its expense, a registrar and transfer agent for the Shares.

            (p) The Company will pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters, except as set forth under Section 5 hereof or (iii) or (iv) below) in connection with (i) the preparation and filing of the Registration Statements, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the issuance, sale and delivery of the Shares by the Company, (iii) as relating to the offering by the Company of the Shares, the word processing and/or printing of this Agreement, any agreement among the Underwriters, any dealer agreements, any statements of information, any custody agreement and any powers of attorney, as applicable, and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel to the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on the NYSE and any registration thereof under the Exchange Act, (vi) the filing, if any, for review of the public offering of the Shares by the NASD and (vii) the performance of the Company's other obligations hereunder.

            (q) Prior to termination of the underwriting syndicate contemplated by this Agreement, neither the Company, the Subsidiaries nor the Manager will
(i) take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay any Person (other than as contemplated by the provisions hereof) any compensation for soliciting purchases of the Shares, or (iii) pay or agree to pay to any Person any compensation for soliciting any order to purchase any other securities of the Company.

            (r) The Company will comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Shares as contemplated by the provisions hereof and the Prospectus.

            (s) The Company will not invest in futures contracts, options on futures contracts or options on commodities unless the Company is exempt from the registration requirements of the Commodity Exchange Act, as amended, or otherwise complies with the Commodity Exchange Act, as amended. In addition, the Company will not engage in any activities which might be subject to the Commodity Exchange Act, as amended, unless such activities are exempt from that Act or otherwise comply with that Act or with an applicable no-action letter to the Company from the Commodities Futures Trading Commission.

            (t) The Company will comply with all of the provisions of any undertakings in the Registration Statements.

            (u) The Company and the Subsidiaries have been organized and operated in conformity with the requirements for qualification and taxation of the Company as a REIT under the Code, and the Company's proposed methods of operation will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for subsequent taxable years.

            (v) The Company will not be or become, at any time prior to the expiration of three years after the date of the Agreement, an "investment company," as such term is defined in the Investment Company Act.

            (w) The Company has retained PricewaterhouseCoopers LLP (for all periods after January 1, 1999) and McGladrey & Pullen, LLP (for the year ended December 31, 1998) as its qualified accountants and qualified tax experts (i) to test procedures and conduct annual compliance reviews designed to determine compliance with the REIT provisions of the Code and the Company's exempt status under the Investment Company Act and (ii) to otherwise assist the Company in monitoring appropriate accounting systems and procedures designed to determine compliance with the REIT provisions of the Code and the Company's exempt status under the Investment Company Act.

            5.  Reimbursement of Underwriters' Expenses. If the Shares are not
                ---------------------------------------
delivered for any reason other than the termination of this Agreement pursuant to the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(p) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

            6.  Conditions of Underwriters' Obligations. The several obligations
                ---------------------------------------
of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Manager on the date hereof and at the time of purchase (and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company and the Manager on the date hereof, at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be), the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

            (a) The Company shall furnish to UBS Warburg at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Jeffers, Shaff & Falk LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Clifford Chance Rogers & Wells LLP, counsel for the Underwriters, substantially in the form of Exhibit B attached hereto.
                                           ---------

            (b) UBS Warburg shall have received from PricewaterhouseCoopers LLP and McGladrey & Pullen, LLP, letters dated, respectively, the date of this Agreement and the time of purchase and the additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by UBS Warburg relating to the financial statements, including any pro forma financial statements of the Company and the Subsidiaries and such other matters customarily covered by comfort letters issued in connection with a registered public offering.

          In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (i) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless UBS Warburg deems such explanation unnecessary, and (ii) such changes, decreases or increases do not, in the sole judgment of UBS Warburg, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statements and the Prospectus.

     (c) UBS Warburg shall have received at the time of purchase and at the additional time of purchase, as the case may be, the favorable opinion of Clifford Chance Rogers & Wells LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, substantially in the form of Exhibit C attached hereto.
                             ---------

     (d) No amendment or supplement to the Registration Statements or Prospectus, including documents deemed to be incorporated by reference therein, shall be filed to which the Underwriters object in writing.

     (e) Prior to the time of purchase or the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of any one of the Registration Statements shall have been issued under the Securities Act or proceedings initiated under Section 8(d) or 8(e) of the Securities Act; (ii) the Registration Statements and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (f) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the time of purchase or the additional time of purchase, as the case may be, shall have been made within the applicable time period prescribed for such filing by Rule 424.

     (g) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statements and Prospectus), in the business, condition, net worth or prospects of the Company, the Subsidiaries or the Trusts shall occur or become known and (ii) no transaction which is material and unfavorable to the Company, the Subsidiaries, the Trusts or the Manager shall have been entered into by the Company, any of the Subsidiaries or the Trusts.

     (h) The Company will, at the time of purchase or additional time of purchase, as the case may be, deliver to UBS Warburg a certificate of two of its executive officers (one of which shall be Garrett Thornburg) to the effect that the representations and warranties of the Company and the Manager as set forth in this Agreement are true and correct as of each such date, that the Company shall perform such of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be, and that the conditions set forth in paragraphs
(e) and (g) of this Section 6 have been met.

     (i) The Company shall have furnished to UBS Warburg such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statements and the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as UBS Warburg may reasonably request.

     (j) The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

     (k) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (l) UBS Warburg shall have received lock-up agreements from the Company and its officers and directors and the Manager, substantially in the form of Exhibit
                                                                         -------
A attached hereto, and such letter agreements shall be in full force and effect.
-

     (m) Between the time of execution of this Agreement and the time of purchase or additional time of purchase, as the case may be, there shall not have occurred any downgrading, nor shall any notice or announcement have been given or made of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Securities Act.

     7. Termination. The obligations of the several Underwriters hereunder shall
        -----------
be subject to termination in the absolute discretion of UBS Warburg at any time prior to the time of purchase or, if applicable, the additional time of purchase, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, (ii) if any material adverse and unfavorable change occurs (financial or otherwise), or any development involving a material adverse and unfavorable change occurs (financial or otherwise) (in each case, other than as disclosed in, or incorporated by reference into, the Registration Statements and Prospectus (exclusive of any supplement thereto)), in the operations, business, net worth, condition or prospects of the Company, the Subsidiaries or the Trusts, or a material change in management of the Company, the Subsidiaries, the Trusts or the Manager occurs, whether or not arising in the ordinary course of business, which would, in UBS Warburg's sole judgment, make it impracticable to market the Shares, (iii) if the United States shall have declared war in accordance with its constitutional processes or there has occurred an outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the sole judgment of UBS Warburg, impracticable or inadvisable to market the Shares or enforce contracts for the sale of the Shares, (iv) if trading in any securities of the Company has been suspended by the Commission or by the NYSE, or if trading generally on the NYSE has been suspended (including an automatic halt in trading pursuant to market-decline triggers other than those in which solely program trading is temporarily halted), or limitations on or minimum prices for trading (other than limitations on hours or numbers of days of trading) shall have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or Nasdaq or by order of the Commission or any other governmental authority, (v) if a banking moratorium shall have been declared by New York or United States authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States,
(vi) if there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (a) any intended or potential downgrading or
(b) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any of the Subsidiaries by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Securities Act, (vii) if any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of UBS Warburg, materially adversely affects or will materially adversely affect the business or operations of the Company or any of the Subsidiaries, or (viii) if any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of UBS Warburg, has a material adverse effect on the securities markets in the United States.

     If UBS Warburg elects to terminate this Agreement as provided in this
Section 7, the Company and each other Underwriter shall be notified promptly by telephone, which shall be promptly confirmed by facsimile.

     If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(p), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

     8. Increase in Underwriters' Commitments. If any Underwriter shall default
        -------------------------------------
in its obligation under this Agreement to take up and pay for the Shares to be purchased by it under this Agreement (otherwise than for reasons sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof), UBS Warburg shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Shares"). Absent the completion of such arrangements within such 36 hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased at the time of purchase or the additional time of purchase, as the case may be, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the number of Shares agreed to be purchased by all such defaulting Underwriters in such amount or amounts as UBS Warburg may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A; and (ii) if the total number
                                       ----------
of Defaulted Shares exceeds 10% of such total number of Shares to be purchased at the time of purchase or the additional time of purchase, as the case may be, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five Business Day period from the date of default for the purchase of such Defaulted Shares, UBS Warburg may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 4(p), 5 and 9 shall at all times be effective and shall survive such termination. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that they will not sell any Shares hereunder unless all of the Shares are purchased by the Underwriters (or by substituted Underwriters selected by UBS Warburg with the approval of the Company or selected by the Company with UBS Warburg's approval).

     If a new Underwriter or Underwriters are substituted for a defaulting Underwriter or Underwriters in accordance with the foregoing provisions, the Company or UBS Warburg shall have the right to postpone the time of purchase or the additional time of purchase, as the case may be, for a period not exceeding five Business Days from the date of substitution in order that any necessary changes in the Registration Statements and Prospectus and other documents may be effected.

     The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.
                                                     ----------

     9. Indemnity and Contribution.
        --------------------------

     (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any Person who controls any Underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing Persons from and against any loss, damage, expense, liability or claim (including, but not limited to, the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such Person may incur under the Securities Act, the Exchange Act, federal or state statutory law or regulation, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements (or in the Registration Statements as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include the Prospectus and the Prospectus as amended or supplemented by the Company), or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission, (ii) upon any omission or alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading or
(iii) any act or failure to act or any alleged act or failure to act by the Underwriters in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, damage, expense, liability, claim or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, damage, expense, liability, claim or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Underwriters through their gross negligence or willful misconduct), except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through UBS Warburg to the Company expressly for use with reference to such Underwriter in the Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in the Prospectus or necessary to make such information not misleading.

     If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such Person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter or such Person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission
                                            --------  -------
to so notify the Company shall not relieve the Company from any liability which the Company may have to any Underwriter or any such Person or otherwise. Such Underwriter or such controlling Person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such Person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any such Proceeding effected without its written consent (which shall not be unreasonably withheld) but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such Person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 Business Days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

     (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, any Person who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act and each director of the Company and each officer of the Company who signed the Registration Statements from and against any loss, damage, expense, liability or claim (including, but not limited to, the reasonable cost of investigation) which, jointly or severally, the Company or any such Person may incur under the Securities Act, the Exchange Act, federal or state statutory law or regulation, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any (i) untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of such Underwriter through UBS Warburg to the Company expressly for use with reference to such Underwriter in, the Registration Statements (or in the Registration Statements as amended by or on behalf of any post-effective amendment thereof by the Company) or in a Prospectus, or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or (ii) omission or alleged omission to state in any such document a material fact in connection with such information required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading.

     If any Proceeding is brought against the Company or any such Person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such Person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so
                                  --------  -------
notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company or any such Person or otherwise. The Company or such Person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such Person unless the employment of such counsel shall have been authorized in writing by such

Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company and any such Person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 Business Days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

     (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then in order to provide just and equitable contribution in such circumstance, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if, but only if, the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the shares. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any claim or Proceeding.

     (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be liable or responsible for, or be required to contribute, any amount pursuant to this Section 9 in excess of the amount of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

     (e) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its directors and officers or any Person (including each partner, officer or director of such Person) who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and each Underwriter agree promptly to notify each other upon the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statements or Prospectus.

    10.  Notices. Except as otherwise herein provided, all statements, requests,
         -------
notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Warburg LLC, 299 Park Avenue, New York, N.Y. 10171-0026, Attention: Syndicate Department, and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 119 East Marcy Street, Santa Fe, New Mexico 87501, Attention: President (with a copy to Jeffers, Shaff & Falk, LLP, Attention: Michael Jeffers).

    11.  Governing Law; Construction. This Agreement and any claim, counterclaim
         ---------------------------
or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (a "Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

    12. Submission to Jurisdiction. Except as set forth below, no Claim may be
         --------------------------
commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS Warburg or any indemnified party. Each of UBS Warburg and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

     13. Parties at Interest. The Agreement herein set forth has been and is
         -------------------
made solel y for the benefit of the Underwriters, the Company and to the extent provided in Section 9 hereof the controlling Persons, directors and officers referred to in such Section, and their respective successors, assigns, heirs, pursuant representatives and executors and administrators. No other Person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

     14. Counterparts. This Agreement may be signed by the parties in one or
         ------------
more counterparts which tog ether shall constitute one and the same agreement among the parties.

     15. Successors and Assigns. This Agreement shall be binding upon the
         ----------------------
Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and any of the Underwriters' respective businesses and/or assets.

     16. Miscellaneous. UBS Warburg LLC, an indirect, wholly owned subsidiary of
         -------------
UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS Warburg LLC is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS Warburg LLC are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

     A lending affiliate of UBS Warburg LLC may have lending relationships with issuers of securities underwritten or privately placed by UBS Warburg LLC. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by UBS Warburg LLC will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of UBS Warburg LLC.

     If the foregoing correctly sets forth the understanding among the Company, the Manager and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Manager and the Underwriters, severally.


                                   Very truly yours,

                                   THORNBURG MORTGAGE, INC.


                                   By:  /s/ Garrett Thornburg
                                       -----------------------------------------
                                       Name:   Garrett Thornburg
                                       Title:  Chief Executive Officer


Accepted and agreed to as of the date first above
written, on behalf of itself and the other several
Underwriters named in Schedule A
                      ----------

UBS WARBURG LLC

By:  UBS WARBURG LLC


By:  /s/ Jonathan P. Dever
    --------------------------
    Name:  Jonathan P. Dever
    Title: Director


By:  /s/ Sonny Badiga
    --------------------------
    Name:  Sonny Badiga
    Title: Associate Director


Accepted and agreed to as of the date first above written, only as to the representations and warranties of the Manager as set forth in Section 3 hereof.


THORNBURG MORTGAGE ADVISORY CORPORATION


By:  /s/ Garrett Thornburg
    --------------------------
    Name:  Garrett Thornburg
    Title: President

                                   SCHEDULE A

                                                                    Number of
Underwriter                                                        Firm Shares
-----------                                                        -----------

UBS Warburg LLC                                                      2,625,000
A.G. Edwards & Sons, Inc.                                            1,837,500
U.S. Bancorp Piper Jaffray Inc.                                        787,500
Flagstone Securities, LLC                                               75,000
Legg Mason Wood Walker, Incorporated                                    75,000
                                                                        ------

Total:                                                               5,400,000
                                                                     =========

                                   SCHEDULE B

             List of jurisdictions in which Thornburg Mortgage, Inc.
                      is qualified as a foreign corporation

                                   New Mexico

                                   SCHEDULE C

           List of jurisdictions in which each subsidiary is qualified as a foreign corporation

Subsidiaries of Thornburg Mortgage, Inc.:
----------------------------------------

Thornburg Mortgage Acceptance Corporation -                   None

Thornburg Mortgage Funding Corporation -                      None

Thornburg Mortgage Home Loans, Inc. -                California
                                                              Connecticut
                                                              Florida
                                                              Georgia
                                                              Idaho
                                                              Illinois
                                                              Kentucky
                                                              Louisiana
                                                              Maine
                                                              Massachusetts
                                                              Michigan
                                                              Minnesota
                                                              Montana
                                                              New Mexico
                                                              New York
                                                              North Dakota
                                                              Oregon
                                                              Rhode Island
                                                              South Carolina
                                                              Vermont
                                                              Virginia
                                                              West Virginia
                                                              Wisconsin

(See Schedule G for jurisdictions in which Thornburg Mortgage Home Loans, Inc.
     ----------
is authorized or licensed to originate loans.)


Subsidiaries of Thornburg Mortgage Home Loans, Inc.:
---------------------------------------------------

Thornburg Mortgage Acceptance Corporation II - None

Thornburg Mortgage Funding Corporation II -         None

                                   SCHEDULE D

     List of jurisdictions in which Thornburg Mortgage Advisory Corporation
               (the Manager) is qualified as a foreign corporation

                                   New Mexico

                                   SCHEDULE E

                                      None.

                                   SCHEDULE F

                   Requirements to register as broker/dealer;
                     Relationships with member firms of NASD

Thornburg Securities Corporation, an affiliate of Thornburg Mortgage, Inc., is registered as a broker/dealer and is a member of the NASD.

                                   SCHEDULE G

       Jurisdictions in which Thornburg Mortgage Home Loans, Inc. ("TMHL")
                  is authorized or licensed to originate loans

States where TMHL has obtained licenses to lend:
------------------------------------------------

Alabama                 Michigan
Alaska                  Minnesota
California              Nebraska
Connecticut             North Carolina
Delaware                North Dakota
Florida                 Oregon
Georgia                 South Dakota
Idaho                   Utah
Illinois                Vermont
Iowa                    Virginia
Louisiana               West Virginia
Maine                   Wisconsin
Maryland
Massachusetts

States where licensing is not required:
---------------------------------------

Colorado                Montana
Indiana                 South Carolina
Kentucky                Wyoming

States with a license exemption:
--------------------------------

Arkansas                Nevada
Mississippi             New Mexico
Missouri                Oklahoma
                        Texas

States in which applications are pending:
-----------------------------------------

New York

                                    EXHIBIT A

February 12, 2002

UBS Warburg LLC
A.G. Edwards & Sons, Inc.
U.S. Bancorp Piper Jaffray Inc.

as representatives of the several underwriters, c/o UBS Warburg LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

     In consideration of the agreement of UBS Warburg LLC ("UBS Warburg"), A.G. Edwards & Sons, Inc. and U.S. Bancorp Piper Jaffray Inc. and certain other underwriters to underwrite a proposed public offering (the "Offering") of shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of Thornburg Mortgage, Inc., a Maryland corporation (the "Company"), as contemplated by a registration statement on Form S-3 (File No. 333-61966), including a prospectus (the "Registration Statement"), with respect to the Shares, the undersigned hereby agrees that the undersigned will not, for a period of 90 days after the commencement of the public offering of such Shares, without the prior written consent of UBS Warburg (which consent will not be unreasonably withheld), offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of, directly or indirectly, any shares of capital stock, or any securities convertible into, or exercisable, exchangeable or redeemable for, shares of capital stock, except that no consent shall be required for (i) for issuances of Common Stock upon the exercise of outstanding options, (ii) for purchases of Common Stock through the Company's Dividend Reinvestment and Stock Purchase Plan or (iii) sales of any shares of Common Stock sold by any officer or director to the Company, at the current market value, as reported on the NYSE, at the time of any such sale, pursuant to a stock repurchase plan instituted by the Company and approved by the Company's Board of Directors, which is in compliance with all applicable securities laws and the rules and regulations of the NYSE.

                                   Very truly yours,


                                   By
                                      ----------------------------------
                                       Name:
                                       Title:

                                    EXHIBIT B

                      OPINION OF JEFFERS, SHAFF & FALK LLP


1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with full corporate power and authority to own, lease and operate its assets and properties and conduct its business as described in the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as herein contemplated.

2. The Subsidiaries and the Manager have been duly incorporated and are validly existing as corporations in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate their assets and properties and conduct their business as described in the Prospectus.

3. The Trusts have each been duly formed and are validly existing as business trusts under the Delaware Business Trust Act in good standing under the laws of Delaware, with full authority to perform all functions (i) which business trusts are authorized to perform and (ii) which are described in the Prospectus.

4. The Company, the Subsidiaries and the Manager are duly licensed or qualified by each jurisdiction in which they conduct their business, or own or lease real property or maintain an office, in which the nature and conduct of the Company's, the Subsidiaries' or the Manager's business makes such qualification and licensing necessary and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a Material Adverse Effect on the Company.

5. This Agreement has been duly authorized, executed and delivered by the Company, is a valid and binding agreement of the Company and, except for the indemnification and contribution provisions thereof, as to which such counsel expresses no opinion, is enforceable against the Company in accordance with the terms thereof.

6. The Shares have been duly authorized and, when issued and delivered to and paid for by the Underwriters, will be duly and validly issued and will be fully paid and non-assessable.

7. The Company has an authorized capitalization as set forth in the Prospectus. All of the outstanding shares of capital stock of the Company and the shares to be paid for by the Underwriters in accordance with the terms of this Agreement have been and will be duly and validly authorized and issued, and are and will be fully paid, non-assessable and free of statutory and contractual preemptive rights under (i) the statutes, judicial and administrative decisions and the rules and regulations of the governmental agencies of the State of Maryland, (ii) the Company's articles of incorporation or bylaws or (iii) any instrument, document, contract or other agreement. The Shares, when issued, will be free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and, to the best of such counsel's knowledge, no commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into, exercisable for, or exchangeable for shares of capital stock of the Company. No holder of any security of the Company has the right to require any security owned by such holder to be included for registration in the Registration Statement. The certificates for the Shares (i) are in due and proper form, and (ii) comply with all applicable statutory requirements, with any applicable requirements of the Company's organizational documents and with the requirements of the New York Stock Exchange. The holders of the Shares will not be subject to personal liability by reason of being such holders.

8. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries and the Trusts.

9. The capital stock of the Company, including the Shares, conforms to the description thereof contained in the Registration Statement and Prospectus and such description conforms to the rights set forth in the instruments defining the same. The form of certificate used to evidence the Shares is in due and proper form and complies with all applicable statutory requirements.

10. Each part of the Registration Statement, when such part became effective, and the Prospectus and any amendment or supplement thereto (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need not express an opinion) on the date of filing with the Commission and at the Closing Date complied as to form in all material respects with the requirements of the Securities Act, the Exchange Act, including, without limitation, Item 503 of Regulation S-K.

11. The Registration Statements have been declared effective under the Securities Act, the Prospectus Supplement has been filed as required by this Agreement and, to the best of such counsel's knowledge, after due inquiry, no stop order has been issued or proceedings with respect thereto pending, contemplated or threatened under the Securities Act and any required filings of the Prospectus and any supplement thereto pursuant to Rule 424 under the Securities Act have been made in the manner and within the time period required by such Rule 424.

12. No approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the authorization, issuance, transfer, sale and delivery of the Shares and the consummation by the Company of the transaction as contemplated by this Agreement or with the taking by the Company of any action contemplated thereby other than registration of the Shares under the Securities Act and except as may be required under state securities laws or by the bylaws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares.

13. The execution, delivery and performance of this Agreement by the Company and the Manager and the consummation by the Company of the transactions contemplated thereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both, would result in any breach of or constitute a default under, nor cause the time for performance of any obligation to be accelerated under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of) (i) any provisions of the charter or bylaws of the Company, the Subsidiaries or the Manager, (ii) any provision of any license, indenture, mortgage, deed of trust, bank loan, loan agreement, bond, debenture, note agreement, capital lease, repurchase agreement, credit agreement or other evidence of indebtedness, (iii) any lease, contract or other agreement or instrument to which the Company, the Subsidiaries or the Manager is a party or by which they or their assets or properties may be bound or affected, (iv) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries, (v) any voting trust arrangement or any contract or other agreement to which the Company or any of the Subsidiaries is a party that restricts the ability of the Company to issue securities and of which such counsel has knowledge, (vi) any document filed as an exhibit to, or incorporated as an exhibit by reference in, the Registration Statement, or (vii) any existing obligation of the Company under any court or administrative order, judgment or decree of which such counsel has knowledge, or violate applicable provisions of any statute or regulation in the State of Maryland, State of New Mexico or of the United States.

14. Neither the Company nor any of the Subsidiaries nor the Manager is in violation of its charter or bylaws or in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement, note, lease or any other agreement or instrument to which the Company, the Subsidiaries, or the Manager is a party or by which it or its properties may be bound or affected or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries.

15. All descriptions in the Registration Statement and Prospectus of statutes, regulations, legal and governmental proceedings or contracts, instruments, leases, licenses and other agreements (collectively, the "Documents") are accurate and fairly present the information required to be shown and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus or the Registration Statement that are not described as required, or of any Documents of a character required to be described in the Registration Statement or Prospectus that are not described as required and any Document required to be filed as an exhibit to the Registration Statement has been filed as an exhibit thereto or has been incorporated as an exhibit by reference in the Registration Statement; and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any Document filed or required to be filed as an exhibit to the Registration Statement.

16. To the best of such counsel's knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of the Subsidiaries or the Manager are subject or of which any of their assets or properties are subject at law or in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described or which (i) seek to challenge the legality or enforceability of this Agreement, (ii) seek to challenge the legality or enforceability of any of the Documents filed, or required to be filed, or incorporated by reference as exhibits to the Registration Statement, (iii) seek damages or other remedies with respect to any of the Documents filed, or required to be filed, as exhibits to the Registration Statement, (iv) except as set forth in or contemplated by the Registration Statement and the Prospectus, seek money damages or seek to impose criminal penalties upon the Company, the Subsidiaries or the Manager, or any of their respective officers or directors in their capacities as such and of which such counsel has knowledge or (v) seek to enjoin any of the business activities of the Company, the Subsidiaries or the Manager, or the transactions described in the Prospectus and of which such counsel has knowledge.

17. The documents incorporated by reference in the Registration Statements and Prospectus, when they became effective or were filed (or, if an amendment with respect to any such document was filed when such amendment was filed) with the Commission, complied as to form in all material respects with the Exchange Act (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need not express an opinion).

18. Each of the Company and the Subsidiaries is not and will not, upon consummation of the transactions contemplated by this Agreement, be an "investment company," or a "promoter" or "principal underwriter" for, a "registered investment company," as such terms are defined in the Investment Company Act, or a "broker" within the meaning of Section 3(a)(4) of the Exchange Act or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act or required to be registered pursuant to Section 15(a) of the Exchange Act.

19. The Company, for all taxable years commencing with the taxable year ended December 31, 1993, and each of the Subsidiaries, since its respective date of inception, have been, and upon the sale of Shares will continue to be, organized and operated in conformity with the requirements for qualification and taxation of the Company as a REIT under Sections 856 through 860 of the Code. The proposed method of operation of the Company and each of the Subsidiaries as described in the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code, and, to the knowledge of such counsel, no actions have been taken (or not taken which are required to be taken) which would cause such qualification to be lost. The disclosure contained in the Prospectus under the caption "Federal Income Tax Considerations," to the extent such information constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is accurate in all material respects.

20. The Shares have been duly authorized for listing by the New York Stock Exchange, subject to official notice of issuance.

21. To the best of such counsel's knowledge, neither the Company nor the Subsidiaries nor the Manager is in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as may be described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business or assets of the Company, the Subsidiaries or the Manager.

22. Delivery of certificates for the Shares and/or transfer of the Shares through the "FAST" system of the DTC for the accounts of the Underwriters will transfer valid and marketable title thereto to each Underwriter that has purchased such Shares in good faith and without any notice of any adverse claim with respect thereto.

We have participated in conferences with officers and other representatives of the Company and the Subsidiaries, representatives of the independent public accountants of the Company and the Subsidiaries and representatives of the Underwriters at which the contents of the Registration Statements and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or Prospectus (except as and to the extent stated in opinions number (ix) and (x) above and as to matters of law, summaries of legal matters or legal conclusions expressed in opinion number (xix) above), on the basis of the foregoing nothing has come to such counsel's attention that causes such counsel to believe that the Registration Statements or any amendment thereto at the time such Registration Statements or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or Prospectus Supplement at the date of such Prospectus or Prospectus Supplement, and at all times up to and including the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood such counsel need not express an opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statements or Prospectus).

                                    EXHIBIT C

                  OPINION OF CLIFFORD CHANCE ROGERS & WELLS LLP

1. The Underwriting Agreement has been duly authorized, executed and delivered by the Underwriters.

2. The Shares have been duly authorized and, when issued and delivered to and paid for by the Underwriters, will be duly and validly and issued and will be fully paid and non-assessable.

3. The Shares conform to the description thereof contained in the Registration Statements and Prospectus.

4. The Registration Statements and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Securities Act.

5. The Registration Statements have become effective under the Securities Act and, to the best of our knowledge, no stop order proceedings with respect thereto are pending or threatened under the Securities Act and any required filings of the Prospectus and any supplement thereto pursuant to Rule 424 under the Securities Act has been made in the manner and within the time period required by such Rule 424.

In addition, we have reviewed the Registration Statement and the Prospectus and participated in the preparation of the Prospectus Supplement and in conferences with officers and other representatives of and counsel to the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statements and Prospectus and related matters were discussed and, we have reviewed certain corporate records, documents and proceedings, and on the basis of the foregoing, nothing has come to our attention that leads us to believe that the Registration Statement, at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of the date of the Underwriting Agreement or the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no belief with respect to the financial statements, financial schedules and other financial data included or incorporated by reference in the Registration Statements or the Prospectus).

The limitations inherent in the independent verification of factual matters and the character of determinations involved in the preparation of a disclosure document are such, however, that we do not assume any responsibility for the accuracy, completeness, or fairness of the statements contained in the Registration Statement or Prospectus or any amendments or supplements thereto (including any of the documents incorporated by reference therein).